UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K

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                              CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): January 12, 2004

                                SUPERTEX, INC.
                (Exact Name of Registrant as Specified in Charter)

                                 0-12718
                         (Commission File Number)

California                                                  94-2328535
(State or Other Jurisdiction of                          (I.R.S. Employer
Incorporation or Organization)                           Identification No.)



                               1235 Bordeaux Drive
                           Sunnyvale, California 94089
           (Address of principal executive offices including zip code)

                                  (408) 222-8888
                (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS

        Item 7.  Financial Statements and Exhibits
        Item 12. Disclosure of Results of Operations and Financial Condition SIGNATURES
        Exhibit Index
        	EXHIBIT 99.1
		EXHIBIT 99.2



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Item 7.    Financial Statements and Exhibits.



(c)    Exhibits

          Exhibit 99.1, Registrant's Press Release dated January 12, 2004, is
			furnished pursuant to Item 12 of Form 8-K.

          Exhibit 99.2, Supplemental Financial Information

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Item 12.    Disclosure of Results of Operations and Financial Condition.

As previously announced on January 5, 2004, the Registrant issued a press release on January 12, 2004, and held a broadly accessible conference call to discuss its financial results for the third fiscal quarter ended December
31, 2003. The full text of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.2 also attached to this Form 8-K sets forth certain financial information disclosed by Registrant's management during the conference call that was not included in the press release concerning Registrant's third fiscal quarter results of operations or financial condition. The disclosure in this Current Report, including its exhibits, of any information shall not constitute an admission that such information is either non-public or material.

The information contained in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934
(the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: January 15, 2004                                  SUPERTEX, INC.



                                By:        /s/ Henry C. Pao
                                   ---------------------------------------
                                   Henry C. Pao, Ph.D.
                                   President
                                (Principal Executive and Financial Officer)




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                                Exhibit Index

Exhibit                   Description
99.1 Registrant's press release dated January 12, 2004, is furnished pursuant to Item 12 of Form 8-K.

99.2	     Supplemental Financial Information